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No.

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                    BULLETIN BOARD INFORMATION SERVICE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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THIS

CERTIFIES

that



is the owner of
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  FULLY PAID AND NON-ASSESSABLE SHARES OF THE $.0001 PAR VALUE COMMON STOCK OF
                    BULLETIN BOARD INFORMATION SERVICE, INC.
   transferable only on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and By-Laws of the Corporation and all amendments thereto, copies of which are on file with the corporation, to all of which the holder of this certificate, by acceptance hereof, assents.
  IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the signature of its duly authorized officers.

Dated:
BY                                     BY


/s/ BRUCE BARON                        /s/ FRANCES D'IPPOLITO
-----------------------------------    -----------------------------------
Bruce Baron, President                 Frances D'Ippolito, Secretary

                    BULLETIN BOARD INFORMATION SERVICE, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -  as tenants in common.               UNIF GIFT MIN ACT - ________ Custodian ________
TEN ENT   -  as tenants by the entireties                             (Cust)             (Minor)
JT TEN    -  as joint tenants with right of                           under Uniform Gifts to Minor
             survivorship and not as tenants                          Act ________________________
             in common

    Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------

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             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
                          POSTAL ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:
      --------------------------------



                                        ----------------------------------------
                                        NOTICE: The signature to the assignment
                                        must correspond with the name as written
                                        upon the face of the Certificate in
                                        every particular, without alteration or
                                        enlargement or any change whatever.


Signature(s) Guaranteed:




---------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNION WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17 Ad-15.
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